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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 26, 1998



                           SONUS PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)



          Delaware                   0-26866                    95-4343413
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No)



          22026 20th Avenue, S.E., Suite 102, Bothell, Washington 98021
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               (Address of principal executive offices) (Zip Code)



     Registrant's telephone number, including area code:    (425) 487-9500
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                             Exhibit Index on Page 4

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ITEMS 1 THROUGH 4 AND 6 THROUGH 9 NOT APPLICABLE.

ITEM 5    OTHER EVENTS.

          Reference is made to the press releases issued to the public by the registrant on February 26, 1998 and March 16, 1998, the text of which are attached hereto as Exhibits 99.1 and 99.2, for a description of the events reported pursuant to this Form 8-K.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SONUS PHARMACEUTICALS, INC.



Date:  March 18, 1998                       By:
                                                   -----------------------------
                                                   Gregory Sessler
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


                                                                   SEQUENTIAL
EXHIBIT NO.       DESCRIPTION                                       PAGE NO.
-----------       -----------                                      ----------

99.1              Press Release dated February 26, 1998.               5

99.2              Press Release dated March 16, 1998.                  7



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